Operating Leases	12 Months Ended
Dec. 31, 2013
Operating Leases [Abstract]
Operating Leases

Note 7 - Operating Leases

In February 2012, the Company entered into a two-year lease for an office, which expired on February 28, 2014. The lease took effect in March 2012 with a monthly rent of $3,750 through February 2013 then $4,167 thereafter. Rent expense was $49,170 and $51,043 for the years ended December 31, 2013 and 2012, respectively. The Company pays property taxes on the property leased. Property tax expense was $12,669 and $12,241 for the years ended December 31, 2013 and 2012, respectively. The Company is currently negotiating the extension of the lease which management believes will be renewed at substantially the same terms. In the interim, the Company is renting on a month to month basis.

The Company leases an apartment for their Chief Executive Officer, currently on a month to month basis. Rent expense was $17,705 and $15,750 for the years ended December 31, 2013 and 2012, respectively.